Fiscal 2013 Second Quarter Financial Results Conference Call February 6, 2012 Exhibit 99.2

Safe Harbor Statement
Safe Harbor Statement
Certain statements herein constitute forward-looking statements within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended.  When used herein, words such as “believe,”
“expect,” “anticipate,” “project,” “plan,” “estimate,” “will” or “intend” and similar words or expressions as they relate to the Company or its management constitute forward-looking statements. These forward-looking statements reflect our current views with respect to future events and are based on currently available financial, economic and competitive data and our current business plans. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, prices and other factors. Important factors that could cause actual results to differ materially from those forward-looking statements include those contained under the heading of risk factors and in the management’s discussion and analysis contained from time-to-time in the Company’s filings with the Securities and Exchange Commission.
The reconciliation and adjusted EBITDA presented here represents earnings before interest, taxes, depreciation and amortization as adjusted for restructuring/impairment charges, gross profit effect of capitalized profit in inventory from acquisition and gain on sale of investment. The Company believes Adjusted EBITDA is commonly used by financial analysts and others in the industries in which the Company operates and, thus, provides useful information to investors. The Company does not intend, nor should the reader consider, Adjusted EBITDA an alternative to net income, net cash provided by operating activities or any other items calculated in accordance with
GAAP. The Company's definition of Adjusted EBITDA may not be comparable with Adjusted EBITDA as defined by other companies. Accordingly, the measurement has limitations depending on its use.
Related to Onyx, adjusted gross profit and adjusted operating income exclude the gross profit effect of capitalized profit in inventory from acquisition and unusual write-downs of inventory and accounts receivable related to an Onyx customer (“Augustine”) which was excluded from the acquisition. Adjusted EBITDA related to Onyx represents operating income before depreciation and amortization as adjusted for the gross profit effect of capitalized profit in inventory from acquisition and unusual write-downs of inventory and accounts receivable related to an Onyx customer (“Augustine”) which was excluded from the acquisition.

3 Today’s Agenda Today’s Agenda • 2 Quarter Highlights • Fiscal 2013 1 st Half Financial Results • 2 Quarter Segmented Operating Results • Liquidity & Capital Resources • Outlook • Q & A nd nd

• Awarded 13 new business programs during the second quarter
• Quarter end sales backlog of approximately $211.5 million, including approximately $30.5 million from the Onyx acquisition
• Completed the acquisition of Onyx EMS, LLC.
• Entered into a new five year banking agreement with BMO Harris Bank providing $65 million of committed credit facilities. The new facility also includes a $35 million accordion feature which could raise the total facility to $100 million.
• Recognized a $2.1 million income tax benefit from claiming a worthless stock and bad debt deduction with respect to investments and advances to our 100% owned Canadian subsidiary.
2
nd
Quarter Highlights

Consolidated Financial Results
Fiscal 2013 1 Half
(Adjusted) (Adjusted) (Adjusted)
2012 2011 2012 2011
Net Sales $ 114,999 $ 107,203 $  114,999 $   107,203 $      7,796 $      6,115 $      1,681
Gross Profit 18,621 17,080 19,187 17,080 2,107 867 1,240
16.2% 15.9% 16.7% 15.9% 14.2%
Selling and Administrative Expense 12,847 10,946 12,847 10,946 (1,901) 696 (1,205)
11.2% 10.2% 11.2% 10.2%
Internal R&D Expense 548 616 548 616 68 - 68
Amortization of intangible assets 375 221 375 221 (154) 172 18
Restructuring/impairment charges - (59) - - - -
Other operating expense, net (6) 48 (6) 48 54 - 54
Operating Income 4,857 5,308 5,423 5,249 174 (1) 175
4.2% 5.0% 4.7% 4.9% (0.0%)
Income Before Provision For Income Tax 4,823 5,369 5,389 5,183 206 (1) 207
Provision For  Income Taxes (531) 1,918 1,724 1,851 127 - 127
Net Income $      5,354 $      3,451 $      3,665 $      3,332 $         333 $            (1) $         334
4.7% 3.2% 3.2% 3.1%
Income per Share (Basic) $        0.53 $        0.34 $        0.36 $        0.32 $        0.04 $        0.04
Income per Share (Diluted) $        0.52 $        0.33 $        0.36 $        0.32 $        0.04 $        0.04
($ in 000’s, except per share)
(adjusted removes certain gains and charges, including imputing taxes at 32% and 36% effective rates for FY2012 and FY2011, respectively)
Onyx
Legacy YoY
Variance
(Reported) (Adjusted)
6 months ended Dec. 31, 6 months ended Dec. 31,
Total YoY
Variance
-
st

Consolidated Financial Results
Consolidated Financial Results
Adjusted EBITDA
Adjusted EBITDA
2012 2011
Net Income 5,354 3,451
1,903
Interest expense 254 347
93
Interest income (51) (48)
3
Provision for income taxes (531) 1,918
2,449
Depreciation and amortization 1,472 831
(641)
Restructuring/impairment charges - (59)
(59)
Gross profit effect of acquisition 566 -
(566)
Gain on sale of investment - (127) (127)
Adjusted EBITDA 7,064 6,313 751
6.1% 5.9%
6 months ended Dec. 31,
YoY
Variance
$ $ $
$
$ $

Sales Results
Sales Results
Medical
Medical
SEGMENT 2012 % of Total 2011 % Change 2012 % of Total 2011 % Change
Medical
(with Onyx)
$    34,804 53% $    28,027 24% $    62,863 55% $    55,487 13%
Complex Systems 14,059 21% 12,549 12% 26,406 23% 25,109 5%
DSS 21,402 32% 18,476 16% 34,608 30% 33,763 3%
Eliminations (4,286) -6% (3,682) 16% (8,878) -8% (7,156) 24%
Totals $    65,979 100% $    55,370 19% $ 114,999 100% $ 107,203 10%
SEGMENT 2012 % of Total 2011 % Change 2012 % of Total 2011 % Change
Medical
(with Onyx)
$    28,689 48% $    28,027 2% $    56,748 52% $    55,487 2%
Complex Systems 14,059 23% 12,549 12% 26,406 24% 25,109 5%
DSS 21,402 36% 18,476 16% 34,608 32% 33,763 3%
Eliminations (4,286) -7% (3,682) 16% (8,878) -8% (7,156) 24%
Totals
$    59,864
100%
$    55,370
8%
$ 108,884
100%
$ 107,203
2%
($ in 000’s)
SALES (with Onyx)
3 Months Ended December 31, 6 Months Ended December 31,
SALES (without Onyx)
3 Months Ended December 31, 6 Months Ended December 31,

Gross Profit Results
Gross Profit Results
Medical
Medical
SEGMENT 2012 GP %  2011 GP %  2012 GP %  2011 GP %
Medical
(with Onyx)
$       4,910 14.1% $       3,883 13.9% $      9,104 14.5% $      7,497 13.5%
Complex Systems 1,428 10.2% 1,306 10.4% 2,524 9.6% 2,394 9.5%
DSS 5,636 26.3% 3,547 19.2% 7,559 21.8% 7,189 21.3%
Totals $    11,974 18.1% $       8,736 15.8% $    19,187 16.7% $    17,080 15.9%
SEGMENT 2012 GP %  2011 GP %  2012 GP %  2011 GP %
Medical
(with Onyx)
$       4,043 14.1% $       3,883 13.9% $      8,237 14.5% $      7,497 13.5%
Complex Systems 1,428 10.2% 130 1.0% 2,524 9.6% 2,394 9.5%
DSS 5,636 26.3% 3,547 19.2% 7,559 21.8% 7,189 21.3%
Totals $    11,107 18.6% $       7,560 13.7% $    18,320 16.8% $    17,080 15.9%
($ in 000’s)
ADJUSTED GROSS MARGIN (with Onyx)
3 Months Ended December 31, 6 Months Ended December 31,
GROSS MARGIN (without Onyx)
3 Months Ended December 31, 6 Months Ended December 31,

Onyx Operating Results
Onyx Operating Results
2012 2011 2012 2011
Pre Post Total Total Pre Post Total Total
Acquisition Acquisition Onyx Onyx Acquisition Acquisition Onyx Onyx
Gross Profit 723          301          1,024       1,796       3,094       301          3,395       3,835
Gross profit effect of acquisition -           566          566          -           -           566          566          -
Augustine -           -           -           338          -           -           -           338
Adjusted Gross Profit 723          867          1,590       2,134       3,094       867          3,961       4,173
% of net sales
12.8%        14.2%        13.5%        16.8%        17.0%        14.2%        16.3%        17.1%
Depreciation 285          287          572          300          683          287          970          579
2012 2011 2012 2011
Pre Post Total Total Pre Post Total Total
Acquisition Acquisition Onyx Onyx Acquisition Acquisition Onyx Onyx
Operating Income 237          (567)         (330)         278          1,581       (567)         1,014       1,120
Depreciation and amortization 285          459          744          300          683          459          1,142       579
Gross profit effect of acquisition -           566          566          -           -           566          566          -
Augustine -           -           -           745          -           -           -           745
Adjusted EBITDA 522          458          980          1,323       2,264       458          2,722       2,444
% of net sales
9.2%          7.5%          8.3%          10.4%        12.4%        7.5%          11.2%        10.0%
($ in 000’s)
ADJUSTED GROSS PROFIT
ADJUSTED EBITDA
For the 6 Months Ended December 31,
For the 6 Months Ended December 31, For the 3 Months Ended December 31,
For the 3 Months Ended December 31,

Sales & Gross Profit Results
Sales & Gross Profit Results
Complex Systems
Complex Systems
SEGMENT 2012 % of Total 2011 % Change 2012 % of Total 2011 % Change
Medical
(with Onyx)
$    34,804 53% $    28,027 24% $    62,863 55% $    55,487 13%
Complex Systems 14,059 21% 12,549 12% 26,406 23% 25,109 8%
DSS 21,402
32%
18,476
16%
34,608
30%
33,763
6%
Eliminations (4,286)
-6%
(3,682)
16%
(8,878)
-8%
(7,156)
6%
Totals $    65,979
100%
$    55,370
19%
$ 114,999
100%
$ 107,203
10%
SEGMENT 2012 GP %  2011 GP %  2012 GP %  2011 GP %
Medical (with Onyx)
$       4,910
14.1%
$       3,883
13.9%
$      9,104
14.5%
$      7,497
13.5%
Complex Systems 1,428
10.2%
1,306
10.4%
2,524
9.6%
2,394
9.5%
DSS 5,636
26.3%
3,547
19.2%
7,559
21.8%
7,189
21.3%
Totals $    11,974
18.1%
$       8,736
15.8%
$    19,187
16.7%
$    17,080
15.9%
($ in 000’s)
3 Months Ended December 31,
3 Months Ended December 31,
6 Months Ended December 31,
6 Months Ended December 31,
SALES
ADJUSTED GROSS MARGIN

Sales & Gross Profit Results
Sales & Gross Profit Results
Defense & Security Systems
Defense & Security Systems
SEGMENT 2012 % of Total 2011 % Change 2012 % of Total 2011 % Change
Medical
(with Onyx)
$    34,804 53% $    28,027 24% $    62,863 55% $    55,487 13%
Complex Systems 14,059 21% 12,549 12% 26,406 23% 25,109 8%
DSS 21,402 32% 18,476 16% 34,608 30% 33,763 6%
Eliminations (4,286) -6% (3,682) 16% (8,878) -8% (7,156) 6%
Totals $    65,979 100% $    55,370 19% $ 114,999 100% $ 107,203 10%
SEGMENT 2012 GP %  2011 GP %  2012 GP %  2011 GP %
Medical
(with Onyx)
$       4,910 14.1% $       3,883 13.9% $      9,104 14.5% $      7,497 13.5%
Complex Systems 1,428 10.2% 1,306 10.4% 2,524 9.6% 2,394 9.5%
DSS 5,636 26.3% 3,547 19.2% 7,559 21.8% 7,189 21.3%
Totals $    11,974 18.1% $       8,736 15.8% $    19,187 16.7% $    17,080 15.9%
($ in 000’s)
3 Months Ended December 31,
3 Months Ended December 31,
6 Months Ended December 31,
6 Months Ended December 31,
SALES
ADJUSTED GROSS MARGIN

Liquidity & Capital Resources
Liquidity & Capital Resources
($ in '000) Dec-11 Mar-12 Jun-12 Sep-12 Dec-12
Cash and equivalents 30,610 26,682 46,950 43,096 6,066
LOC Availability 17,290 16,469 16,277 16,012 51,000
Total 47,900 43,151 63,227 59,108 57,066
($ in '000)
Dec-11 Mar-12 Jun-12 Sep-12 Dec-12
Credit Revolver - - - - 14,000
IRB (Ohio) 1,735 1,702 1,669 1,637 1,604
Total 1,735 1,702 1,669 1,637 15,604
($ in '000)
Dec-11 Mar-12 Jun-12 Sep-12 Dec-12
Net Inventory 38,545 39,252 35,102 38,467 45,367
Cash Availability
Debt
Inventory
22,959
1,917
1,796 1,669
15,604
0.42
0.03
0.02
0.02
0.18
0
0.05
0.1
0.15
0.2
0.25
0.3
0.35
0.4
0.45
0
25,000
50,000
Jun-09 Jun-10 Jun-11 Jun-12 Dec -12

• Implementation of the strategic growth plan
– Continue to gain traction on a nationally focused direct selling effort
– Further leverage Viet Nam as a low cost country alternative and in-region provider
– Maintain our level of investment in internal research & development to commercially extend our product lines
– Continue to enable our engineering workforce to develop new and innovative proprietary solutions for our end markets
– Continue to seek out complementary and compatible acquisitions
• Focus on sustained profitability
– Continue margin improvements in Complex Systems
– Increase capacity utilization
– Improve the working capital turnover rate
– Continue additional improvements in operating performance through lean and quality efforts
• Integration of Onyx
We continue to be optimistic with the outlook that the remainder of the fiscal year will outpace fiscal 2012 results
Fiscal 2013 Outlook
Fiscal 2013 Outlook

14 Q & A